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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            HFC REVOLVING CORPORATION
                                       AND
                     HOUSEHOLD HOME EQUITY LOAN TRUST 2001-1
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                                     36-3955292
(STATE OF INCORPORATION                           (I.R.S. EMPLOYER
    OR ORGANIZATION)                             IDENTIFICATION NO.)
                  2700 SANDERS ROAD, PROSPECT HEIGHTS, IL 60070
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

IF THIS FORM RELATES TO THE REGISTRATION OF A           IF THIS FORM RELATES TO THE REGISTRATION OF A
CLASS OF SECURITIES PURSUANT TO SECTION 12(b) OF        CLASS OF SECURITIES PURSUANT TO SECTION 12(g)
THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO           OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT
GENERAL INSTRUCTION A.(c), PLEASE CHECK THE             TO GENERAL INSTRUCTION A.(d), PLEASE CHECK THE
FOLLOWING BOX.  |_|                                     FOLLOWING BOX.  |X|

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
333-84611

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

TITLE OF EACH CLASS                             NAME OF EXCHANGE ON WHICH EACH
TO BE SO REGISTERED                               CLASS IS TO BE REGISTERED
      NONE                                                   NONE

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                              CLASS A CERTIFICATES
                              CLASS M CERTIFICATES

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

     The description of the Class A and Class M Certificates of the Registrant to be registered that is contained in the "Description of the Certificates" section of the Registrant's Amendment No. 1 to Registration Statement on Form S-3, File No. 333-84611, filed with the Securities and Exchange Commission on November 3, 1999, and in the "Description of the Certificates" section of Registrant's Prospectus Supplement, dated May 11, 2001, filed with the Securities and Exchange Commission under Rule 424(b)(5) on May 11, 2001, are hereby incorporated herein by reference.

Item 2.  Exhibits.


Exhibit
Number   Description of Document


    1    Certificate of Incorporation of the Registrant, as amended.

    2    By-Laws of the Registrant, incorporated herein by reference to Exhibit
         3.2 to the Registrant's registration statement on Form S-11, as amended (Registration No. 333-12483).

    3 Pooling and Servicing Agreement among the Registrant, as Depositor, Household Finance Corporation, as Master Servicer, and Bank One, National Association, as Trustee, dated as of May 1, 2001, creating a trust entitled Household Home Equity Loan Trust 2001-1, incorporated herein by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated May 18, 2001.



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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                  HFC REVOLVING CORPORATION
                                  (Registrant)

Dated:  June 21, 2001         By: /s/ Steven H. Smith
                                  --------------------------------------------
                                      Steven H. Smith
                                      Vice President and Assistant Treasurer


                                  HOUSEHOLD HOME EQUITY LOAN TRUST 2001-1
                                  (Registrant)

                              By: Household Finance Corporation,
                                  as Master Servicer
                                  By: /s/ Steven H. Smith
                                  ----------------------------------------
                                          Steven H. Smith
                                          Assistant Treasurer

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                                INDEX TO EXHIBITS

Exhibit
Number       Description of Document

    1        Certificate of Incorporation of the Registrant, as amended.